                              TAX SHARING AGREEMENT

THIS AGREEMENT is entered into by and between ING Life Insurance and Annuity Company (formerly known as Aetna Life Insurance and Annuity Company) ("ILIAC") and ING Insurance Company of America, Inc. (formerly known as Aetna Insurance Company of America, Inc.) ("Subsidiary").

                                   WITNESSETH:

WHEREAS, ILIAC and the Subsidiary are members of an affiliated group, as that term is defined in Section 1504 of the Internal Revenue Code of 1986, as amended (the "Code"), which expects to file a consolidated federal income tax return for each taxable year during which the Subsidiary are includible corporations qualified to so file; and

WHEREAS, it is desirable for the Subsidiary and ILIAC to enter into this Tax Sharing Agreement ("Agreement") to provide for the manner of computation of the amounts and timing of payments with regard thereto by ILIAC to the Subsidiary and by the Subsidiary to ILIAC, and various related matters;

NOW, THEREFORE, in consideration of the agreements contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.       AMOUNT OF PAYMENTS

         a. GENERAL - For each taxable year during which the Subsidiary is included in a consolidated federal income tax return with ILIAC, the Subsidiary will pay to ILIAC an amount equal to the regular federal income tax liability (including any interest, penalties and other additions to tax) that the Subsidiary would pay on its taxable income if it were filing a separate, unconsolidated return, provided that (i) Tax Assets (as defined herein) will be treated in accordance with subsection (b) of this section, (ii) intercompany transactions will be treated in accordance with income tax regulations governing intercompany transactions in consolidated returns and subject to any election which may be made by ILIAC with regard thereto; (iii) the Subsidiary's payment will be increased to the extent that such Subsidiary generates Other Taxes, as determined in accordance with subsection (d) of this section; (iv) such computation will be made as though the highest rate of tax specified in subsection (b) of Section 11 of the Code were the only rate set forth in that subsection, and (v) such computation shall reflect the positions, elections and accounting methods used by ILIAC in preparing the consolidated federal income tax return for ILIAC and its Subsidiary.

         b. TAX ASSETS - "Tax Asset" shall mean any net operating loss, net capital loss, investment tax credit, foreign tax credit, charitable deduction, dividends received deduction or any other deduction, credit or tax attribute which could reduce taxes. Except as provided in subsection (c) of this section, for each taxable year during

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               which a Subsidiary is included in a consolidated federal income tax return with ILIAC, ILIAC will pay to the Subsidiary an amount equal to the tax benefit of the Subsidiary's Tax Assets generated in such year. The valuation of the tax benefit attributable to a Subsidiary's Tax Assets shall be made by ILIAC, and shall be determined without regard to whether such Tax Assets are actually utilized in the reduction of the consolidated federal income tax liability for any consolidated taxable year.

         c. SEPARATE RETURN YEARS - To the extent any portion of a Tax Asset of the affiliated group is carried back to a pre-consolidation separate return year of the Subsidiary (whether by operation of law or at the discretion of ILIAC) the Subsidiary shall not be entitled to payment from ILIAC with respect thereto. This shall be the case whether or not that Subsidiary actually receives payment for the benefit of such Tax Asset from the Internal Revenue Service ("IRS") or from the parent of a former affiliated group.

         d. OTHER TAXES - For any taxable year in which the affiliated group incurs taxes (other than the alternative minimum tax) such as ITC recapture, environmental tax, etc. ("Other Taxes"), such taxes, to the extent directly allocable to particular members of the affiliated group, will be paid by such members. To the extent such taxes are not directly allocable to particular members of the affiliated group, such taxes will be paid by ILIAC and/or the Subsidiary producing the attributes that give rise to such taxes, in the proportion that such attributes bear to the total amount of such attributes.

         e. ALTERNATIVE MINIMUM TAX ("AMT") AND RELATED MINIMUM TAX CREDIT ("MTC")- For any taxable year in which the affiliated group incurs an AMT or utilizes a MTC, the Subsidiary producing the attributes that give rise to the AMT or MTC shall pay to, or receive from, ILIAC such AMT or MTC amount respectively. The calculation of the AMT or MTC shall be subject to a methodology determined by ILIAC in its sole discretion, provided, however, that any method adopted by ILIAC shall not be changed without prior notification to all affected Subsidiary. Any payments required under this subsection are in addition to payments required under the previous subsections.

         f. Unless specifically approved in writing, all payments made pursuant to this Agreement by the Subsidiary shall be made by the Subsidiary, and not by any other company or business unit on behalf of the Subsidiary.

2.       INSTALLMENT PAYMENTS

         a. DETERMINATION AND TIMING - During and following a taxable year in which the Subsidiary is included in a consolidated federal income tax return with ILIAC, it shall pay to ILIAC, or receive from ILIAC, as the case may be, installment payments of the amount determined pursuant to section 1 of this Agreement. Payments shall take place on the dates, on the bases of calculations, and in amounts that produce cumulative installments, as follows:

                                        2
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
DATE                           BASIS OF CALCULATION                          CUMULATIVE INSTALLMENT
----                           --------------------                          ----------------------
April 15                       Prior year annual financial statement         25% of tax liability as determined in prior
                                                                             year financial statements results updated for
                                                                             known adjustments

June 15                        March 31 three month financial statement      50% of tax liability as determined by current
                                                                             financial statement annualized results

September 15                   June 30 six month financial statement         75% of tax liability as determined by current
                                                                             financial statement annualized results

December 15                    September 30 nine month financial             100% of tax liability as determined by
                               statement                                     current financial statement annualized results

March 15                       Year-end annual financial statement           100% of tax liability as determined by actual
                                                                             financial statements results for prior year
                                                                             updated for known adjustments

Not earlier than September     Final tax return                              100% of tax liability for prior year
15 of the following year

               The due dates, basis of calculation and cumulative installments set forth above and made during a taxable year are intended to correspond to the applicable percentages as set forth in Section 6655(e)(2)(B)(ii) of the Code. Should the Code be amended to alter such provisions, it is hereby agreed by the parties to this Agreement that the provisions will correspondingly change. ILIAC may revise the schedule of installment payments set forth in this paragraph, and may provide for annual rather than quarterly payments in cases where amounts due fall below a certain threshold, although any such change shall be prospective and shall not take effect prior to written notice to the Subsidiary.

         b. ESTIMATED TAXES AND OTHER AMOUNTS - ILIAC shall pay required installments of federal estimated taxes pursuant to Code section 6655, and such other amounts with respect to taxes shown on the consolidated return for the taxable year pursuant to any other applicable provision of the Code ("tax payment"), to the IRS on behalf of itself and the Subsidiary. ILIAC shall have the sole right to determine the amount of each such tax payment with respect to the affiliated group's tax liability for the taxable year.

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         c.    ADDITIONAL PAYMENTS BY SUBSIDIARY - Should the amount of any tax payment made by ILIAC under this section exceed the sum of installment payments made by it and the Subsidiary for any corresponding installment date pursuant to section 2 of this Agreement, ILIAC may, in its sole discretion, determine the Subsidiary's fair and reasonable share of that excess, and notify the Subsidiary thereof and such amount shall be paid over to ILIAC within 15 business days of the date of notification by ILIAC. Should ILIAC make any tax payment to the IRS on a date that does not correspond to the installment dates pursuant to section 2, the Subsidiary will pay over to ILIAC an amount which ILIAC may in its sole discretion, determine to be due from the Subsidiary.

         d. PENALTY IN ADDITION TO TAX - If a penalty or an addition to tax for underpayment of estimated taxes is imposed on the affiliated group with respect to any required installment under section 6655 of the Code, ILIAC shall, in its sole discretion, determine the amount of the Subsidiary's share of such penalty or addition to tax, which amount shall be paid over to ILIAC within 15 business days of the date of notification by ILIAC.

3. ADJUSTED RETURNS - If any adjustments are made to the income, gains, losses, deductions or credits of the affiliated group for a taxable year during which the Subsidiary is a member, whether by reason of the filing of an amended return, or a claim for refund with respect to such taxable year, or an audit with respect to such taxable year by the IRS, the amounts due under this Agreement for such taxable year shall be redetermined by taking into account such adjustments. If, as a result of such redetermination, any amounts due under this Agreement shall differ from the amounts previously paid, then, except as provided in section 6 hereof, payment of such difference shall be made by the Subsidiary to ILIAC or by ILIAC to the Subsidiary, as the case may be,
         (a) in the case of an adjustment resulting in a refund or credit, not later than thirty (30) days after the date on which such refund is received or credit is allowed with respect to such adjustment or (b) in the case of an adjustment resulting in the assertion of a deficiency, not later than thirty (30) days after the Subsidiary is notified of the deficiency. Any amounts due to or from a Subsidiary under this section shall be determined with respect to such refund or deficiency and any penalties, interest or other additions to tax which may be imposed. ILIAC shall indemnify the Subsidiary in the event the Internal Revenue Service levies upon such Subsidiary's assets for unpaid taxes in excess of the amount required to be paid by such Subsidiary in relation to a consolidated federal income tax return filed pursuant to this Agreement.

4. PROCEDURAL MATTERS - ILIAC shall prepare and file the consolidated federal income tax return and any other returns, documents or statements required to be filed with the IRS with respect to the determination of the federal income tax liability of the affiliated group. In its sole discretion, ILIAC shall have the right with respect to any consolidated federal income tax returns which it has filed or will file, (a) to determine (i) the manner in which such returns, documents or statements shall be prepared and filed, including, without limitation, the manner in which any item of income, gain, loss, deduction or credit shall be reported, (ii) whether any extensions may be requested and (iii) the elections that will be made by the Subsidiary, (b) to contest, compromise or settle any adjustment or deficiency proposed, asserted or assessed as a result of any audit of such returns by the IRS, (c) to file, prosecute, compromise or settle any claim for refund and (d) to determine whether any refunds to which the affiliated group may be entitled shall be paid by way of refund or credited against the tax liability of the affiliated group. The Subsidiary hereby irrevocably appoints ILIAC as its agent and attorney-in-fact to take such action (including the execution of documents) as ILIAC may deem appropriate to effect the foregoing.

5. ADDITIONAL MEMBERS - If future subsidiaries are acquired or created and they participate in the consolidated federal income tax filing, such subsidiary shall join in and be bound by this Agreement. This section will also apply to subsidiaries that are not eligible immediately to join the affiliated group, when they become eligible to join the affiliated group.

6. COMPANIES LEAVING ILIAC GROUP - Except as specifically treated to the contrary herein, the Subsidiary shall be treated as having withdrawn from this Agreement when the Subsidiary ceases to be a member of the affiliated group, or upon signing a letter of intent or a definitive agreement to sell the Subsidiary. Notwithstanding any provision to the contrary in section 2 hereof, amounts payable to or receivable from ILIAC shall be recomputed with respect to the Subsidiary, including an estimate of the remaining taxes actually payable or receivable upon the filing of the consolidated tax return for the year of withdrawal, as of the last day the Subsidiary is a member of the affiliated group. Any amounts so computed as due to or from ILIAC to or from the Subsidiary shall be paid prior to its leaving the group, provided, however, that any deficiency or excess of taxes determined on the basis of the tax return filed for the year of withdrawal, and paid to or from ILIAC related to the tax liability of the Subsidiary for the portion of the year of withdrawal during which it had been a member of the affiliated group, shall be settled not later than November 15 of the year following the year of the date of withdrawal, in accordance with section 2 of this Agreement.

         The extent to which ILIAC or the Subsidiary is entitled to any other payments as a result of adjustments, as provided in section 3 hereof, determined after the Subsidiary has left the affiliated group but affecting any taxable year during which this Agreement was in effect with respect to ILIAC and the Subsidiary, shall be provided for pursuant to a separate written agreement between ILIAC and the Subsidiary, or its new owner, or in the absence of such agreement, pursuant to the provision of section 3 hereof. Tax benefits arising from the Tax Assets of the Subsidiary carried back to tax years during which the Subsidiary was a member of the affiliated group shall not be refunded to the Subsidiary, unless specifically provided for pursuant to a separate written agreement between ILIAC and the Subsidiary, or its new owner.

         In the case of any Tax Asset of a Subsidiary (i) that arose in a consolidated taxable year during which it was a member of the affiliated group, (ii) for which the Subsidiary was paid by ILIAC pursuant to Section 1(b) of this Agreement, and (iii) which has not been utilized in the reduction of the consolidated federal income tax liability of the affiliated group for any consolidated taxable period ending on or before the date that the Subsidiary leaves the group, the Subsidiary shall repay to ILIAC prior to the time it leaves the group the amount of the tax benefit previously received with respect to the Tax Asset.

7. BOOKS AND RECORDS - The books, accounts and records of ILIAC and the Subsidiary shall be maintained so as to provide clearly and accurately the information required for the operation of this Agreement. Notwithstanding termination of this Agreement, all materials including, but not limited to, returns, supporting schedules, workpapers, correspondence and other documents relating to the consolidated federal income tax return shall be made available to ILIAC and/or the Subsidiary during regular business hours. Records will be retained by ILIAC and by the Subsidiary, in a manner satisfactory to ILIAC, adequate to comply with any audit request by the IRS or appropriate State taxing authority, and, in any event to comply with any record retention agreement entered into by ILIAC or the Subsidiary with such taxing authority.

8. EARNINGS AND PROFITS - The earnings and profits of ILIAC and the Subsidiary shall be determined during the period in which they are members of the affiliated group filing a consolidated tax return by allocating the consolidated tax liability in accordance with Income Tax Regulations Sections 1.1552-1(a)(2) and 1.1502-33(d)(3).

9. ESCROW AGREEMENTS - The parties hereto agree that, to the extent required by applicable law, they shall enter into and file with appropriate jurisdictions any escrow agreements or similar contractual arrangements with respect to the taxes covered by this Agreement. The terms of such agreements shall, to the extent set forth therein, and with respect to the parties thereto, prevail over the terms of this Agreement.

10. TERMINATION - This Agreement shall be terminated if ILIAC and the Subsidiary agree in writing to such termination or if the affiliated group fails to file a consolidated federal income tax return for any taxable year.

11. ADMINISTRATION - This Agreement shall be administered by the Vice President of Taxes of ILIAC or, in his/her absence, by any other officer of ILIAC so designated by the Controller of ILIAC. Disputes between ILIAC and the Subsidiary shall be resolved by the Vice President of Taxes of ILIAC or other designated officer and the senior financial officer of each Subsidiary involved in the dispute.

12. PERIOD COVERED - This Agreement shall be effective with respect to each party thereto upon signing by such party, and shall supersede all previous agreements between ILIAC and the Subsidiary with respect to the matters contained herein and such previous agreement shall thereupon terminate. The Agreement shall apply to the taxable year 2001, to all prior taxable years which are open to adjustments as provided in section 3 hereof (to the extent not subject to any separate tax sharing agreement) and to all subsequent periods unless and until amended or terminated, as provided in section 10 hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Tax Sharing Agreement.


ING Life Insurance and Annuity Company           By: /s/ Paula Cludray-Engelke
                                                     --------------------------
                                                     Title: Secretary


ING Insurance Company of America, Inc.           By: /s/ Paula Cludray-Engelke
                                                     --------------------------
                                                     Title: Secretary

                              TAX SHARING AGREEMENT

THIS AGREEMENT is entered into by and between ING AMERICA INSURANCE HOLDINGS, INC. ("ING") and each of its undersigned subsidiaries (the "Subsidiaries", or in the singular "Subsidiary").

                                   WITNESSETH:

WHEREAS, ING and/or some or all of the Subsidiaries may join in the filing of a state or local tax return on a consolidated, combined or unitary basis; and

WHEREAS, it is desirable for the Subsidiaries and ING to enter into this Tax Sharing Agreement ("Agreement") to provide for the manner of computation of the amounts and timing of payments among them, and various related matters;

NOW, THEREFORE, in consideration of the agreements contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.       APPLICABILITY

                  The parties intend that the provisions of this Agreement shall apply to situations in which a state or local franchise, income tax or other tax return based on, or measured by, net income ("state or local income tax return") is filed on behalf of more than one party to this Agreement on a consolidated, combined, or unitary basis (each company participating in such a return is referred to herein as a "Group Member"). ING is hereby authorized to determine, in its sole discretion, whether any of the Subsidiaries will be included in the filing of a consolidated, combined, or unitary state or local income tax return, or whether any Subsidiary will file a separate, stand-alone state or local income tax return, in states where the choice is available.

2.       ALLOCATION OF LIABILITY

                  For each taxable year during which a consolidated, combined or unitary state or local income tax return is filed, each Group Member will pay to the Designated Lead Company of such group an amount determined as follows:

                      i.) Where the tax liability of the group of companies is calculated by reference to the consolidated, combined, or unitary apportionment or allocation factors of the group as a whole, the amount of tax liability payable by each Group Member will be determined on the basis of its proportional share of the total group's apportionment or allocation factor. Each Group Member generating tax losses or credits, including any carryovers thereof, will be paid for such losses or credits as they are recognized and actually utilized to reduce the total tax liability of the group.

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                      ii.) Where the tax liability of the group of companies is
                      calculated for each Group Member on a separate company basis utilizing separate company apportionment or allocation factors, the amount of tax liability payable by each Group Member will be an amount equal to its separate company tax liability. Separate company losses or credits, and any carryovers thereof, will only be recognized and paid for at the time, and to the extent, that they are utilized in the reduction of the consolidated, combined or unitary taxable income of the group.

                      iii.) In those situations in which ING or any of the Subsidiaries files separate, stand-alone state or local income tax returns, each such party will be solely responsible for all taxes, additions to tax, penalties, and interest associated with such stand-alone filings.

                      iv.) Unless specifically approved in writing, all payments made pursuant to this Agreement by a Group Member shall be made by that Group Member, and not by any other company or business unit on its behalf.

3.       SEPARATE RETURN YEARS

                  To the extent any portion of a tax loss or credit of a consolidated, combined or unitary group is carried back or carried forward to a separate return year of a Group Member (whether by operation of law or at the discretion of the Designated Lead Company) the Group Member shall not be entitled to payment from the Designated Lead Company with respect thereto. This shall be the case whether or not the Group Member actually receives payment for the benefit of such tax loss or credit from the applicable tax authority or otherwise.

4.       INSTALLMENT PAYMENTS

                  a.    During and following a taxable year in which Group
                      Members are included in a state or local income tax return filed on a consolidated, combined or unitary basis, each shall pay to the Designated Lead Company, or receive from the Designated Lead Company, as the case may be, installment payments of the amount determined pursuant to section 2 of this Agreement. Payments shall made by or to each Group Member in amounts that produce, on a group basis, cumulative installments consistent with the payment rules of the applicable taxing authority. Payments shall be made to/by each Group Member to/by the Designated Lead Company within 30 days of the installment payment date mandated by the applicable taxing authority. The Designated Lead Company may revise the schedule of installment payments set forth in this paragraph, and may provide for annual rather than quarterly payments in cases where amounts due fall below a certain threshold, although any such change shall be prospective and shall not take effect prior to written notice to the Group Members.

                  b. The Designated Lead Company shall pay to the applicable taxing authority all required installments of state or local estimated taxes pursuant to applicable provisions of state or local law on behalf of itself and each Group Member. The Designated Lead Company shall have the sole right to determine the amount of each such tax payment with respect to the group's tax liability for the taxable year.

                  c. Should the amount of any tax payment made by the Designated Lead Company under this section to the taxing authority exceed the sum of installment payments made by all Group Members for any corresponding installment date, the Designated Lead Company may, in its sole discretion, determine each Group Member's fair and reasonable share of that excess, and notify each Group Member thereof. The amount of such excess amount shall be paid over to the Designated Lead Company within 15 business days of the date of notification.

                  d. If a penalty or an addition to tax for underpayment of estimated taxes is imposed on the group with respect to any required installment under applicable state or local law, the Designated Lead Company shall, in its sole discretion, determine the amount of each Group Member's share of such penalty or addition to tax, which amount shall be paid over to the Designated Lead Company within 15 business days of the date of notification.

5.       ADJUSTED RETURNS

                  If any adjustments are made to the consolidated, combined or unitary returns for a taxable year, whether by reason of the filing of an amended return, or a claim for refund with respect to such taxable year, or an audit with respect to such taxable year, the amounts due under this Agreement for such taxable year shall be redetermined by the Designated Lead Company taking into account such adjustments. If, as a result of such redetermination, any amounts due under this Agreement shall differ from the amounts previously paid, then, except as provided in section 6 hereof, payment of such difference shall be made by each Group Member to the Designated Lead Company, or by the Designated Lead Company to the Group Member, as the case may be, (a) in the case of an adjustment resulting in a refund or credit, not later than thirty (30) days after the date on which such refund is received or credit is allowed with respect to such adjustment or (b) in the case of an adjustment resulting in the assertion of a deficiency, not later than thirty (30) days after the Group Member is notified of the deficiency. Any amounts due to or from a Group Member under this section shall be determined with respect to such refund or deficiency taking into account any penalties, interest or other additions to tax which may be imposed. ING shall indemnify each Subsidiary in the event the taxing authority levies upon such Subsidiary's assets for unpaid taxes in excess of the amount required to be paid by such Subsidiary in relation to a consolidated, combined or unitary return filed pursuant to this Agreement.

6.       PROCEDURAL MATTERS

                  The Designated Lead Company shall prepare and file the consolidated, combined or unitary state or local return and any other returns, documents or statements required to be filed with the appropriate jurisdiction, with respect to the determination of the tax liability of the filing group. In its sole discretion, the Designated Lead Company shall have the right with respect to any return which it has filed or will file, (a) to determine (i) the manner in which such returns, documents or statements shall be prepared and filed, including, without limitation, the manner in which any item of income, gain, loss, deduction or credit shall be reported,
                  (ii) whether any extensions may be requested and (iii) the elections that will be made by any Group Member, (b) to contest, compromise or settle any adjustment or deficiency proposed, asserted or assessed as a result of any audit of such returns by the taxing authority, (c) to file, prosecute, compromise or settle any claim for refund and (d) to determine whether any refunds to which the filing group may be entitled shall be paid by way of refund or credited against the tax liability of the group. Each Group Member hereby irrevocably appoints the Designated Lead Company as its agent and attorney-in-fact to take such action (including the execution of documents) as the Designated Lead Company may deem appropriate to effect the foregoing.

7.       ADDITIONAL MEMBERS

                  If future subsidiaries are acquired or created and they participate in the consolidated, combined or unitary filing, such subsidiaries shall join in and be bound by this Agreement. This section will also apply to subsidiaries that are not eligible immediately to join the filing group, when they become eligible to join the filing group.

8.       COMPANIES LEAVING GROUP

                  Except as specifically treated to the contrary herein, a Group Member shall be treated as having withdrawn from this Agreement upon the signing of a letter of intent or a definitive agreement to sell the Group Member. Amounts payable to or receivable from Designated Lead Company shall be recomputed with respect to the withdrawing Group Member, including an estimate of the remaining taxes actually payable or receivable upon the filing of the tax return for the year of withdrawal, as of the last day such Group Member is a member of the group. Any amounts so computed as due to or from the Designated Lead Company to or from Group Member shall be paid prior to its leaving the group, provided, however, that any deficiency or excess of taxes determined on the basis of the tax return filed for the year of withdrawal, and paid to or from Designated Lead Company related to the tax liability of the withdrawing Group Member for the portion of the year of withdrawal during which it had been a member of the affiliated group, shall be settled not later than November 15 of the year following the year of the date of withdrawal.

                  The extent to which Designated Lead Company or such Group Member is entitled to any other payments as a result of adjustments, as provided in section 5 hereof, determined after such Group Member has left the affiliated group but affecting any taxable year during which this Agreement was in effect with respect to the Designated Lead Company and such Group Member, shall be provided for pursuant to a separate written agreement between ING and the former Group Member or its new owner, or in the absence of such agreement, pursuant to the provision of section 5 hereof. Tax benefits arising from the carry back of losses or credits of the former Group Member to tax years during which it was a member of the group shall not be refunded to the Group Member, unless specifically provided for pursuant to a separate written agreement between ING and the former Group Member, or its new owner.

 9.      BOOKS AND RECORDS

                  The books, accounts and records of ING and the Subsidiaries shall be maintained so as to provide clearly and accurately the information required for the operation of this Agreement. Notwithstanding termination of this Agreement, all materials including, but not limited to, returns, supporting schedules, workpapers, correspondence and other documents relating to the combined, consolidated or unitary tax return shall be made available to ING and/or any Subsidiary during regular business hours. Records will be retained by ING and by each Subsidiary, in a manner satisfactory to ING, adequate to comply with any audit request by the appropriate State or local taxing authority, and, in any event to comply with any record retention agreement entered into by ING or any Subsidiary with such taxing authority.

10.      ESCROW AGREEMENTS


                  The parties hereto agree that, to the extent required by applicable law, they shall enter into and file with appropriate jurisdictions any escrow agreements or similar contractual arrangements with respect to the taxes covered by this Agreement. The terms of such agreements shall, to the extent set forth therein, and with respect to the parties thereto, prevail over the terms of this Agreement.

11.      TERMINATION

                  This Agreement shall be terminated if ING and the Subsidiaries agree in writing to such termination.

12.      ADMINISTRATION

                  This Agreement shall be administered by the Vice President of Taxes of ING or, in his/her absence, by any other officer of ING so designated by the Controller of ING. Disputes between ING and any Subsidiary shall be resolved by the Vice President of Taxes of ING or other designated officer and the senior financial officer of each Subsidiary involved in the dispute. Should ING, in its sole discretion, determine that any provision of this Agreement cannot be applied practicably to any item or any part of any state or local income tax return, ING shall apply a reasonable rule of operation in such situation, as determined in its sole discretion, but predicated on the principle of equitable sharing of the tax impact of such item among those parties included in the tax return responsible for such tax impact. ING and the Subsidiaries each agree to indemnify any party to this agreement for any loss or other injury sustained as a result of errors or omissions committed by ING or one of the Subsidiaries in connection with this Agreement.

13.      PERIOD COVERED

                  This Agreement shall be effective with respect to each party thereto upon signing by such party, and shall supersede all previous agreements between ING and any Subsidiary with respect to the matters contained herein and such previous agreement shall thereupon terminate. The Agreement shall apply to the taxable year 2001, to all prior taxable years which are open to adjustments as provided in section 5 hereof (to the extent not subject to any separate tax sharing agreement) and to all subsequent periods unless and until amended or terminated, as provided in section 11 hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Tax Sharing Agreement.

ING America Insurance Holdings, Inc.         By: /s/ David Pendergrass
                                                 -------------------------------
                                                    Name: David Pendergrass
                                                    Title: Treasurer


Cyberlink Development, LLC                   By: /s/ David Pendergrass
                                                 -------------------------------
                                                    Name: David Pendergrass
                                                    Title: Vice President
                                                             and Treasurer


GAC Capital, Inc.                            By: /s/ Boyd Combs
                                                 -------------------------------
                                                    Name: Boyd Combs
                                                    Title:


ING America Life Corporation                 By: /s/ David Pendergrass
                                                 -------------------------------
                                                    Name: David Pendergrass
                                                    Title: Vice President and
                                                             Treasurer


ING Fund Services Co., LLC                   By: /s/ Lydia L. Homer
                                                 -------------------------------
                                                    Name: Lydia L. Homer
                                                    Title: Senior Vice President
                                                             and Controller


ING Mutual Funds Management                  By: /s/ Lydia L. Homer
Co., LLC (merged into ING                        -------------------------------
Investments, LLC in 2001)                           Name: Lydia L. Homer
                                                    Title: Senior Vice
                                                             President and
                                                             Controller


ING North America                            By: /s/ David Pendergrass
Insurance Corporation                            -------------------------------
                                                    Name: David Pendergrass
                                                    Title: Vice President and
                                                             Treasurer


Life of Georgia Agency, Inc.                 By: /s/ David Pendergrass
                                                 -------------------------------
                                                    Name: David Pendergrass
                                                    Title: Vice President and
                                                             Treasurer

Life Insurance Company of Georgia            By: /s/ David Pendergrass
                                                 -------------------------------
                                                    Name: David Pendergrass
                                                    Title: Vice President and
                                                             Treasurer


Lion Custom Investments, LLC                 By: /s/ David Pendergrass
                                                 -------------------------------
                                                    Name: David Pendergrass
                                                    Title: Vice President and
                                                             Treasurer


Lion II Custom Investments, LLC              By: /s/ David Pendergrass
                                                 -------------------------------
                                                    Name: David Pendergrass
                                                    Title: Vice President and
                                                             Treasurer


MIA Office Americas, Inc.                    By: /s/ David Pendergrass
                                                 -------------------------------
                                                    Name: David Pendergrass
                                                    Title: Vice President and
                                                             Treasurer


Orange Investment Enterprises, Inc.          By: /s/ David Pendergrass
                                                 -------------------------------
                                                    Name: David Pendergrass
                                                    Title: Vice President and
                                                             Treasurer


QuickQuote, Inc.                             By: /s/ Boyd Combs
                                                 -------------------------------
                                                    Name: Boyd Combs
                                                    Title:


QuickQuote Financial, Inc.                   By: /s/ Eric Banta
                                                 -------------------------------
                                                    Name: Eric Banta
                                                    Title: Assistant Secretary


QuickQuote Systems, Inc.                     By: /s/ Eric Banta
                                                 -------------------------------
                                                    Name: Eric Banta
                                                    Title: Assistant Secretary


Southland Life Insurance Company             By: /s/ David Pendergrass
                                                 -------------------------------
                                                    Name: David Pendergrass
                                                    Title: Vice President and
                                                             Treasurer

Springstreet Associates, Inc.                By: /s/ Boyd Combs
                                                 -------------------------------
                                                    Name: Boyd Combs
                                                    Title:


First Columbine Life Insurance Company       By: /s/ David Pendergrass
                                                 -------------------------------
                                                    Name: David Pendergrass
                                                    Title: Vice President and
                                                             Treasurer


First Secured Mortgage Deposit Corporation   By: /s/ Jeffrey William Seel
                                                 -------------------------------
                                                    Name: Jeffrey William Seel
                                                    Title: President and
                                                             Director


First ING Life Insurance Company             By: /s/ Eric G. Banta
of New York                                      -------------------------------
                                                    Name: Eric G. Banta
                                                    Title: Secretary


ING America Equities, Inc.                   By: /s/ Paula Cludray-Engelke
                                                 -------------------------------
                                                    Name: Paula Cludray-Engelke
                                                    Title: Secretary


Midwestern United Life Insurance Company     By: /s/ David Pendergrass
                                                 -------------------------------
                                                    Name: David Pendergrass
                                                    Title: Vice President and
                                                             Treasurer


Security Life of Denver Insurance Company    By: /s/ David Pendergrass
                                                 -------------------------------
                                                    Name: David Pendergrass
                                                    Title: Vice President and
                                                             Treasurer


Security Life Assignment Corporation         By: /s/ David Pendergrass
                                                 -------------------------------
                                                    Name: David Pendergrass
                                                    Title: Vice President and
                                                             Treasurer


UC Mortgage Corp                             By: /s/ Boyd Combs
                                                 -------------------------------
                                                    Name: Boyd Combs
                                                    Title:

ING Brokers Network, LLC (fka ING            By: /s/ Miles Z. Gordon
Advisors Network, Inc.)                          -------------------------------
                                                    Name: Miles Z. Gordon
                                                    Title: Director


ING Insurance Agency, Inc.                   By: /s/ John S. Simmers
                                                 -------------------------------
                                                    Name: John S. Simmers
                                                    Title: Chief Executive
                                                             Officer


IFG Advisory Services, Inc. (aka             By: /s/ Glenn Black
Associated Financial                             -------------------------------
Planners, Inc.)                                     Name: Glenn Black
                                                    Title: Vice President,
                                                             Taxation


Carnegie Financial Corporation               By: /s/ E. Paul Stewart
                                                 -------------------------------
                                                    Name: E. Paul Stewart
                                                    Title: Treasurer


Carnegie Securities Corporation              By: /s/ E. Paul Stewart
                                                 -------------------------------
                                                    Name: E. Paul Stewart
                                                    Title: Treasurer


Compulife Agency, Inc.                       By: /s/ E. Paul Stewart
                                                 -------------------------------
                                                    Name: E. Paul Stewart
                                                    Title: Treasurer


Compulife, Inc.                              By: /s/ Boyd Combs
                                                 -------------------------------
                                                    Name: Boyd Combs
                                                    Title:


Compulife Investor Services, Inc.            By: /s/ Joseph J. Elmy
                                                 -------------------------------
                                                    Name: Joseph J. Elmy
                                                    Title: Tax Officer


IFG Advisory, Inc.                           By: /s/ E. Paul Stewart
                                                 -------------------------------
                                                    Name: E. Paul Stewart
                                                    Title: Treasurer

IFG Agency, Inc.                             By: /s/ E. Paul Stewart
                                                 -------------------------------
                                                    Name: E. Paul Stewart
                                                    Title: Treasurer


IFG Agency of Ohio, Inc.                     By: /s/ E. Paul Stewart
                                                 -------------------------------
                                                    Name: E. Paul Stewart
                                                    Title: Treasurer


IFG Brokerage Corp.                          By: /s/ E. Paul Stewart
                                                 -------------------------------
                                                    Name: E. Paul Stewart
                                                    Title: Treasurer


IFG Insurance Agency of Massachusetts, Inc.  By: /s/ E. Paul Stewart
                                                 -------------------------------
                                                    Name: E. Paul Stewart
                                                    Title: Treasurer


IFG Insurance Services, Inc.                 By: /s/ E. Paul Stewart
                                                 -------------------------------
                                                    Name: E. Paul Stewart
                                                    Title: Treasurer


IFG Insurance Services of Alabama, Inc.      By: /s/ E. Paul Stewart
                                                 -------------------------------
                                                    Name: E. Paul Stewart
                                                    Title: Treasurer


IFG Network, Inc.                            By: /s/ E. Paul Stewart
                                                 -------------------------------
                                                    Name: E. Paul Stewart
                                                    Title: Treasurer


IFG Network Securities, LLC                  By: /s/ Glenn Black
                                                 -------------------------------
                                                    Name: Glenn Black
                                                    Title: Vice President and
                                                             Tax Officer


IFG Services, Inc.                           By: /s/ E. Paul Stewart
                                                 -------------------------------
                                                    Name: E. Paul Stewart
                                                    Title: Treasurer

Investors Financial Group, LLC               By: /s/ E. Paul Stewart
                                                 -------------------------------
                                                    Name: E. Paul Stewart
                                                    Title: Treasurer


Investors Financial Planning, Inc.           By: /s/ E. Paul Stewart
                                                 -------------------------------
                                                    Name: E. Paul Stewart
                                                    Title: Treasurer


National Alliance for Independent            By: /s/ E. Paul Stewart
Portfolio Managers, Inc.                         -------------------------------
                                                    Name: E. Paul Stewart
                                                    Title: Treasurer


Pennington, Bass & Associates, Inc.          By: /s/ E. Paul Stewart
                                                 -------------------------------
                                                    Name: E. Paul Stewart
                                                    Title: Treasurer


Planned Investments, Inc.                    By: /s/ E. Paul Stewart
                                                 -------------------------------
                                                    Name: E. Paul Stewart
                                                    Title: Treasurer


Planned Investment Resources, Inc.           By: /s/ E. Paul Stewart
                                                 -------------------------------
                                                    Name: E. Paul Stewart
                                                    Title: Treasurer


MFSC Insurance Agency of California, Inc.    By: /s/ Douglas G. Temple-Trujillo
                                                 -------------------------------
                                                    Name: Douglas G.
                                                            Temple-Trujillo
                                                    Title: Director


MFSC Insurance Agency of Massachusetts,      By: /s/ Boyd Combs
Inc.                                             -------------------------------
                                                    Name: Boyd Combs
                                                    Title:


MFSC Insurance Agency of Nevada, Inc.        By: /s/ Douglas G. Temple-Trujillo
                                                 -------------------------------
                                                    Name: Douglas G.
                                                            Temple-Trujillo
                                                    Title: Director

MFSC Insurance Agency of Ohio, Inc.          By: /s/ Douglas G. Temple-Trujillo
                                                 -------------------------------
                                                    Name: Douglas G.
                                                            Temple-Trujillo
                                                    Title: Director


MFSC Insurance Agency of Texas, Inc.         By: /s/ Boyd Combs
                                                 -------------------------------
                                                    Name: Boyd Combs
                                                    Title:


Multi-Financial Group, Inc.                  By: /s/ Douglas G. Temple-Trujillo
                                                 -------------------------------
                                                    Name: Douglas G.
                                                            Temple-Trujillo
                                                    Title: Director


Multi-Financial Securities Corporation       By: /s/ Douglas G. Temple-Trujillo
                                                 -------------------------------
                                                    Name: Douglas G.
                                                            Temple-Trujillo
                                                    Title: Director


PMG Agency, Inc.                             By: /s/ Luke F. Baum
                                                 -------------------------------
                                                    Name: Luke F. Baum
                                                    Title: Vice President


VESTAX Capital Corporation                   By: /s/ Valerie G. Brown
                                                 -------------------------------
                                                    Name: Valerie G. Brown
                                                    Title: Director


VESTAX Securities Corporation                By: /s/ Luke F. Baum
                                                 -------------------------------
                                                    Name: Luke F. Baum
                                                    Title: Vice President, Chief
                                                `            Operating Officer
                                                             and SROP


VTX Agency, Inc.                             By: /s/ R. Jack Conley
                                                 -------------------------------
                                                    Name: R. Jack Conley
                                                    Title: Vice President,
                                                             Secretary and
                                                             Treasurer


VTX Agency of Massachusetts, Inc.            By: /s/ R. Jack Conley
                                                 -------------------------------
                                                    Name: R. Jack Conley
                                                    Title: Vice President,
                                                             Secretary and
                                                             Treasurer

VTX Agency of Michigan, Inc.                 By: /s/ R. Jack Conley
                                                 -------------------------------
                                                    Name: R. Jack Conley
                                                    Title: Vice President,
                                                             Secretary and
                                                             Treasurer


VTX Agency of Texas, Inc.                    By: /s/ Luke F. Baum
                                                 -------------------------------
                                                    Name: Luke F. Baum
                                                    Title: President, Secretary
                                                             and Treasurer


ING Payroll Management, Inc.                 By: /s/ David Pendergrass
                                                 -------------------------------
                                                    Name: David Pendergrass
                                                    Title: Treasurer


Directed Services, Inc.                      By: /s/ Ann Marie Lynch
                                                 -------------------------------
                                                    Name: Ann Marie Lynch
                                                    Title: Vice President


Equitable of Iowa Companies, Inc.            By: /s/ David Pendergrass
                                                 -------------------------------
                                                    Name: David Pendergrass
                                                    Title: Vice President and
                                                             Treasurer


ING Funds Distributor, Inc. (fka ING         By: /s/ Lydia L. Homer
Pilgrim Securities, Inc.; fka Pilgrim            -------------------------------
Securities, Inc.)                                   Name: Lydia L. Homer
                                                    Title: Senior Vice President
                                                             and Controller


Locust Street Securities, Inc.               By: /s/ Jacqueline C. Conley
                                                 -------------------------------
                                                    Name: Jacqueline C. Conley
                                                    Title: Vice President,
                                                             Compliance


LSSI, Inc.                                   By: /s/ Jacqueline C. Conley
                                                 -------------------------------
                                                    Name: Jacqueline C. Conley
                                                    Title: Secretary


LSSI Massachusetts Insurance Agency, Inc.    By: /s/ Karl Lindberg
                                                 -------------------------------
                                                    Name: Karl Lindberg
                                             Title: President and Secretary

LSSI North Carolina, Inc.                    By: /s/ Karl Lindberg
                                                 -------------------------------
                                                    Name: Karl Lindberg
                                                    Title: President and
                                                             Secretary


LSSI Nevada, Inc.                            By: /s/ Jacqueline C. Conley
                                                 -------------------------------
                                                    Name: Jacqueline C. Conley
                                                    Title: Secretary


LSSI Ohio Agency, Inc.                       By: /s/  Karl S. Lindberg
                                                 -------------------------------
                                                    Name: Karl S. Lindberg
                                                    Title: Vice President and
                                                             Secretary


LSSI Texas, Inc.                             By: /s/ Jacqueline C. Conley
                                                 -------------------------------
                                                    Name: Jacqueline C. Conley
                                                    Title: Secretary


ReliaStar Financial Corp.                    By: /s/ David Pendergrass
                                                 -------------------------------
                                                    Name: David Pendergrass
                                                    Title: Vice President and
                                                             Treasurer


Bancwest Insurance Agency, Inc.              By: /s/ Paula Cludray-Engelke
                                                 -------------------------------
                                                    Name: Paula Cludray-Engelke
                                                    Title: Assistant Secretary

Washington Square Securities, Inc.           By: /s/ Joseph J. Elmy
                                                 -------------------------------
                                                    Name: Joseph J. Elmy
                                                    Title: Tax Officer

Washington Square Insurance Agency, Inc.     By: /s/ Joseph J. Elmy
(MA)                                             -------------------------------
                                                    Name: Joseph J. Elmy
                                                    Title: Tax Officer


Washington Square Insurance  Agency, Inc.    By: /s/ Joseph J. Elmy
(TX)                                             -------------------------------
                                                    Name: Joseph J. Elmy
                                                    Title: Tax Officer

Washington Square Insurance Agency, Inc.     By: /s/ Joseph J. Elmy
(NM)                                             -------------------------------
                                                    Name: Joseph J. Elmy
                                                    Title: Tax Officer


Washington Square Insurance Agency, Inc.     By: /s/ Joseph J. Elmy
(OH)                                             -------------------------------
                                                    Name: Joseph J. Elmy
                                                    Title: Tax Officer


PrimeVest Financial Services, Inc.           By: /s/ Joseph J. Elmy
                                                 -------------------------------
                                                    Name: Joseph J. Elmy
                                                    Title: Tax Officer


PrimeVest Insurance Agency of Alabama, Inc.  By: /s/ Kevin P. Maas
                                                 -------------------------------
                                                    Name: Kevin P. Maas
                                                    Title: Secretary


PrimeVest Insurance Agency of New Mexico,    By: /s/ Kevin P. Maas
Inc.                                             -------------------------------
                                                    Name: Kevin P. Maas
                                                    Title: Secretary


PrimeVest Insurance Agency of Ohio, Inc.     By: /s/ Kevin P. Maas
                                                 -------------------------------
                                                    Name: Kevin P. Maas
                                                    Title: Secretary


PrimeVest Insurance Agency of Oklahoma,      By: /s/ Kevin P. Maas
Inc.                                             ------------------------------
                                                    Name: Kevin P. Maas
                                                    Title: Secretary


PrimeVest Insurance Agency of Texas, Inc.    By: /s/ LeAnn Rummel McCool
                                                 -------------------------------
                                                    Name: LeAnn Rummel McCool
                                                    Title: Sole Director and
                                                             President,
                                                             Secretary and
                                                             Treasurer

Branson Insurance Agency, Inc.               By: /s/ Kevin P. Maas
                                                 -------------------------------
                                                    Name: Kevin P. Maas
                                                    Title: Secretary


Express America TC, Inc.                     By: /s/ Lydia L. Homer
                                                 -------------------------------
                                                    Name: Lydia L. Homer
                                                    Title: Senior Vice President
                                                             and Controller


EAMC Liquidation Corp.                       By: /s/ Lydia L. Homer
                                                 -------------------------------
                                                    Name: Lydia L. Homer
                                                    Title: Senior Vice President
                                                             and Controller


Granite Investment Services, Inc.            By: /s/ Joseph J. Elmy
                                                 -------------------------------
                                                    Name: Joseph J. Elmy
                                                    Title: Tax Officer


ReliaStar Investment Research, Inc.          By: /s/ Joseph J. Elmy
                                                 -------------------------------
                                                    Name: Joseph J. Elmy
                                                    Title: Tax Officer


ReliaStar Payroll Agent, Inc.                By: /s/ Paula Cludray-Engelke
                                                 -------------------------------
                                                    Name: Paula Cludray-Engelke
                                                    Title: Secretary


ING Capital Corporation, LLC (fka ING        By: /s/ Lydia L. Homer
Pilgrim Capital Corporation; fka Pilgrim         -------------------------------
Capital Corporation; fka Pilgrim Holdings           Name: Lydia L. Homer
Corporation)                                        Title: Senior Vice President
                                                             and Controller


ING Pilgrim Funding, Inc. (fka Pilgrim       By: /s/ Lydia L. Homer
Funding, Inc.)                                   -------------------------------
                                                    Name: Lydia L. Homer
                                                    Title: Senior Vice President
                                                             and Controller


ING Funds Services, LLC (fka ING Pilgrim     By: /s/ Lydia L. Homer
Group, LLC; fka Pilgrim Group, LLC)              -------------------------------
                                                    Name: Lydia L. Homer
                                                    Title: Senior Vice President
                                                             and Controller

ING Investments, LLC (fka ING Pilgrim        By: /s/ Lydia L. Homer
Investments, LLC; fka Pilgrim Investments,       -------------------------------
Inc.)                                               Name: Lydia L. Homer
                                                    Title: Senior Vice President
                                                             and Controller

ING Re Underwriters, Inc. (fka ReliaStar     By: /s/ Paula Cludray-Engelke
Managing  Underwriters, Inc.)                    -------------------------------
                                                    Name: Paula Cludray-Engelke
                                                    Title: Secretary

ING National Trust (fka ReliaStar National   By: /s/ Robert J. Scalise
Trust Company)                                   -------------------------------
                                                    Name: Robert J. Scalise
                                                    Title: Assistant Vice
                                                             President, Finance

Northeastern Corporation                     By: /s/ Boyd Combs
                                                 -------------------------------
                                                    Name: Boyd Combs
                                                    Title:


Successful Money Management Seminars, Inc.   By: /s/ Duane Pfaff
                                                 -------------------------------
                                                    Name: Duane Pfaff
                                                    Title: Vice President


Financial Northeastern Corporation           By: /s/ Paula Cludray-Engelke
                                                 -------------------------------
                                                    Name: Paula Cludray-Engelke
                                                    Title: Secretary


FNC Insurance Services, Inc.                 By: /s/ Jeffrey P. Zage
                                                 -------------------------------
                                                    Name: Jeffrey P. Zage
                                                    Title: Secretary


Financial Northeastern Securities, Inc.      By: /s/ Joseph J. Elmy
                                                 -------------------------------
                                                    Name: Joseph J. Elmy
                                                    Title: Tax Officer


Guaranty Brokerage Services, Inc.            By: /s/ Joseph J. Elmy
(fka Split Rock Financial, Inc.; fka             -------------------------------
Bisys Brokerage Services, Inc.)                     Name: Joseph J. Elmy
                                                    Title: Tax Officer

Bancwest Investment Services, Inc.           By: /s/ Joseph J. Elmy
                                                 -------------------------------
                                                    Name: Joseph J. Elmy
                                                    Title: Tax Officer


Washington Square Insurance Agency, Inc.     By: /s/ Joseph J. Elmy
(AL)                                             -------------------------------
                                                    Name: Joseph J. Elmy
                                                    Title: Tax Officer


Lexington Funds Distributor, Inc.            By: /s/ Lydia L. Homer
                                                 -------------------------------
                                                    Name: Lydia L. Homer
                                                    Title: Senior Vice President
                                                             and Controller


ING Advisors, Inc. (fka ING Pilgrim          By: /s/ Lydia L. Homer
Advisors; fka ING  Lexington Management          -------------------------------
Corporation)                                        Name: Lydia L. Homer
                                                    Title: Senior Vice President
                                                             and Controller


Lion Connecticut Holdings Inc.               By: /s/ Joseph J. Elmy
                                                 -------------------------------
                                                    Name: Joseph J. Elmy
                                                    Title: Vice President and
                                                             Tax Officer


Aetna Financial Services, Inc.               By: /s/ Paula Cludray-Engelke
                                                 -------------------------------
                                                    Name: Paula Cludray-Engelke
                                                    Title: Secretary


ING Insurance Services Holding Company,      By: /s/ Joseph J. Elmy
Inc. (fka Aetna  Insurance Agency Holding        -------------------------------
Co., Inc.)                                          Name: Joseph J. Elmy
                                                    Title: Tax Officer


ING Insurance Services, Inc. (fka Aetna      By: /s/ Joseph J. Elmy
Insurance Agency, Inc.)                          -------------------------------
                                                    Name: Joseph J. Elmy
                                                    Title: Tax Officer


ING Insurance Services of Alabama, Inc.      By: /s/ Joseph J. Elmy
(fka Aetna  Insurance Agency of Alabama,         -------------------------------
Inc.)                                               Name: Joseph J. Elmy
                                                    Title: Tax Officer

ING Insurance Services of Massachusetts,     By: /s/ Joseph J. Elmy
Inc. (fka Aetna Insurance Agency of              -------------------------------
Massachusetts, Inc.)                                Name: Joseph J. Elmy
                                                    Title: Tax Officer


Aetna Insurance Agency of Ohio, Inc.         By: /s/ Boyd Combs
                                                 -------------------------------
                                                    Name: Boyd Combs
                                                    Title:


ING Retail Holding Company, Inc. (fka        By: /s/ Joseph J. Elmy
Aetna Retail  Holding Company, Inc.)             -------------------------------
                                                    Name: Joseph J. Elmy
                                                    Title: Tax Officer


ING Retirement Services, Inc. (fka Aetna     By: /s/ David Pendergrass
Retirement  Services, Inc.)                      -------------------------------
                                                    Name: David Pendergrass
                                                    Title: Vice President and
                                                             Treasurer


ING Retirement Holdings, Inc. (fka Aetna     By: /s/ David Pendergrass
Retirement Holdings, Inc.)                       -------------------------------
                                                    Name: David Pendergrass
                                                    Title: Senior Vice President
                                                             and Treasurer

ING Insurance Services Holding Company, Inc. By: /s/ Joseph J. Elmy
(fka Aetna Service Holding Company, Inc.         -------------------------------
                                                    Name: Joseph J. Elmy
                                                    Title: Tax Officer


Systematized Benefits Administrators, Inc.   By: /s/ Joseph J. Elmy
                                                 -------------------------------
                                                    Name: Joseph J. Elmy
                                                    Title: Tax Officer


FNI International, Inc.                      By: /s/ John S. Simmers
                                                 -------------------------------
                                                    Name: John S. Simmers
                                                    Title: Corporate Secretary


Financial Network Investment Corporation     By: /s/ John S. Simmers
                                                 -------------------------------
                                                    Name: John S. Simmers
                                                    Title: Corporate Secretary

FN Insurance Services, Inc.                  By: /s/ John S. Simmers
                                                 -------------------------------
                                                    Name: John S. Simmers
                                                    Title: Executive Vice
                                                             President and
                                                             Secretary


FN Insurance Agency of Massachusetts, Inc.   By: /s/ John S. Simmers
                                                 -------------------------------
                                                    Name: John S. Simmers
                                                    Title: Secretary


FN Insurance Agency of New  Jersey, Inc.     By: /s/ John S. Simmers
                                                 -------------------------------
                                                    Name: John S. Simmers
                                                    Title: Corporate Secretary


FN Insurance Services of Nevada, Inc.        By: /s/ John S. Simmers
                                                 -------------------------------
                                                    Name: John S. Simmers
                                                    Title: Secretary


FN Insurance Services of Alabama, Inc.       By: /s/ John S. Simmers
                                                 -------------------------------
                                                    Name: John S. Simmers
                                                    Title: Secretary


FN Insurance Agency of Kansas, Inc.          By: /s/ John S. Simmers
                                                 -------------------------------
                                                    Name: John S. Simmers
                                                    Title: Corporate Secretary


ING International Insurance Holdings, Inc.   By: /s/ Lena A. Rabbitt
(fka Aetna International, Inc.)                  -------------------------------
                                                    Name: Lena A. Rabbitt
                                                    Title: Assistant Secretary


ING International Nominee Holdings, Inc.     By: /s/ Lena A. Rabbitt
(fka AE Five, Incorporated)                      -------------------------------
                                                    Name: Lena A. Rabbitt
                                                    Title: Assistant Secretary


ALICA Holdings, Inc.                         By: /s/ David Pendergrass
                                                 -------------------------------
                                                    Name: David Pendergrass
                                                    Title: Vice President and
                                                             Treasurer

Aetna Capital Holdings, Inc.                 By: /s/ Scott Burton
                                                 -------------------------------
                                                    Name  Scott Burton
                                                    Title: Assistant Secretary


Aetna International Fund Management, Inc.    By: /s/ Scott Burton
                                                 -------------------------------
                                                    Name  Scott Burton
                                                    Title: Assistant Secretary


Financial Network Investment Corporation     By: /s/ John S. Simmers
of Hawaii                                        -------------------------------
                                                    Name: John S. Simmers
                                                    Title: Secretary


Financial Network Investment Corporation of  By: /s/ John S. Simmers
Hilo, Inc.                                       -------------------------------
                                                    Name: John S. Simmers
                                                    Title: Corporate Secretary


Financial Network Investment Corporation Of  By: /s/ John S. Simmers
Honolulu                                         -------------------------------
                                                    Name: John S. Simmers
                                                    Title: Corporate Secretary


Financial Network Investment Corporation of  By: /s/ John S. Simmers
Kauai, Inc.                                      -------------------------------
                                                    Name: John S. Simmers
                                                    Title: Corporate Secretary


Financial Network Investment Corporation of  By: /s/ John S. Simmers
Puerto Rico,Inc.                                 -------------------------------
                                                    Name: John S. Simmers
                                                    Title: Corporate Secretary


FN Insurance Services of HI, Inc.            By: /s/ John S. Simmers
                                                 -------------------------------
                                                    Name: John S. Simmers
                                                    Title: Vice President and
                                                             Corporate Secretary


ReliaStar Life Insurance Company             By: /s/ Paula Cludray-Engelke
                                                 -------------------------------
                                                    Name: Paula Cludray-Engelke
                                                    Title: Secretary

Northern Life Insurance Company              By: /s/ Paula Cludray-Engelke
                                                 -------------------------------
                                                    Name: Paula Cludray-Engelke
                                                    Title: Secretary


Security-Connecticut Life Insurance Company  By: /s/ Paula Cludray-Engelke
                                                 -------------------------------
                                                    Name: Paula Cludray-Engelke
                                                    Title: Secretary


ING Life Insurance and Annuity Company       By: /s/ Paula Cludray-Engelke
                                                 -------------------------------
                                                    Name: Paula Cludray-Engelke
                                                    Title: Secretary


ING Insurance Company of America             By: /s/ Paula Cludray-Engelke
                                                 -------------------------------
                                                    Name: Paula Cludray-Engelke
                                                    Title: Secretary


Equitable Life Insurance Company of Iowa     By: /s/ Paula Cludray-Engelke
                                                 -------------------------------
                                                    Name: Paula Cludray-Engelke
                                                    Title: Secretary


USG Annuity & Life Company                   By: /s/ Paula Cludray-Engelke
                                                 -------------------------------
                                                    Name: Paula Cludray-Engelke
                                                    Title: Secretary


Golden American Life Insurance Company       By: /s/ Paula Cludray-Engelke
                                                 -------------------------------
                                                    Name: Paula Cludray-Engelke
                                                    Title: Secretary

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